









VORNADO
REALTY TRUST

SEPTEMBER 2018

FORWARD LOOKING STATEMENTS

VORNADO
REALTY TRUST

Certain statements contained in this investor presentation constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Consequently, the future results, financial condition and business of Vornado Realty Trust ("Vornado") may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates", "believes", "expects", "anticipates", "estimates", "intends", "plans", "would", "may" or similar expressions in this presentation. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost, incremental rent, incremental revenue and NOI, yields, value created and cost to complete; and stabilized yields, estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. These factors include, among others: the timing of and costs associated with property improvements, financing commitments, and general competitive factors. For further discussion of factors that could materially affect the outcome of our forward-looking statements and other risks and uncertainties, see "Risk Factors" in Vornado's Annual Report on Form 10-K for the year ended December 31, 2017.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this presentation.

Market Data

Market data and industry forecasts are used in this presentation, including data obtained from publicly available sources. These sources generally state that the information they provide has been obtained from sources believed to be reliable but the accuracy and completeness of the information are not assured. Vornado has not independently verified any of such information.

VORNADO
REALTY TRUST


NEW YORK CITY FOCUSED
PREMIER ASSETS
LEADING OPERATING PLATFORM
VORNADO
REALTY TRUST
PENN DISTRICT OPPORTUNITY
FORTRESS BALANCE SHEET
TRACK RECORD OF VALUE CREATION

VORNADO REALTY TRUST

Peerless NYC focused real estate company with premier office and street retail assets

- Vornado RemainCo's 5 and 10-year same-store NOI growth is the best among blue chip REITs
- Vornado's portfolio consists of 39.5MM SF (30.2MM SF at share)
- New York focused company, with an irreplaceable NYC portfolio generating 88% of the Company's NOI - cash basis
- NYC office includes trophy assets in best submarkets with a blue chip tenant roster
  - Well positioned with over 50% of SF in fast growing west side of Manhattan
- NYC street retail is among the scarcest and most valuable real estate in the world
  - Over 50% of NOI - cash basis comes from Upper Fifth Avenue and Times Square (the two premier submarkets), leased for term with high quality tenants
- theMART and 555 California Street — the best assets in Chicago and San Francisco

Components of NOI - cash basis[1]


NYC Retail
26%
NYC Office
62%
12%
theMART / 555 California

1. For the trailing twelve months ended June 30, 2018 excluding other investments (see page 37 for non-GAAP reconciliation)

NEW YORK OFFICE & STREET RETAIL PORTFOLIOS BY SUBMARKET

VORNADO REALTY TRUST

NYC Office Submarket by Square Footage
As of 6/30/2018


Other
Chelsea/ Meatpacking
Midtown South
Midtown
Penn Plaza
Plaza District
4%
5%
9%
22%
36%
24%

NYC Retail Submarket by NOI - cash basis
for the Trailing Twelve Months Ended 6/30/2018


Other
Madison Avenue
Soho
Penn Plaza
Upper Fifth Avenue & Times Square
18%
7%
4%
19%
52%

NYC CONTINUES TO BE A MAGNET FOR TALENT/ NYC JOB GROWTH OUTPACES THE NATION

VORNADO REALTY TRUST

- New York is the gateway city with the strongest projected population growth
  - Population projected to increase on average 23,700 annually for the next three decades, surpassing 9 million by 2040 (NYC.gov)
- Diversified employment base
  - In 1990, 1 in 2 New York City jobs were in the financial services industry - today the ratio is 1 in 4
  - Today, 1 in 4 office jobs are TAMI, and half of office jobs are in professional business services
  - Second largest tech center outside of Silicon Valley
  - Growing footprint of healthcare systems and emergence of life sciences industry
- Resurgence of financial services sector
- Continuing corporate investment in New York
  - J.P. Morgan Chase building new 2.5 million SF corporate headquarters at 270 Park Avenue
  - Google acquisition of 1.2 million SF Chelsea Market building
  - Disney purchase of 4 Hudson Square leasehold to build new headquarters

NYC Outpaces National Job Growth



3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2011
2012
2013
2014
2015
2016
2017
2018YTD (7/31)
United States
NYC

Sources: U.S. Bureau of Labor Statistics, NYS Department of Labor, Non-Farm Employment, Seasonally Adjusted

MANHATTAN IS WELL-POSITIONED TO ABSORB UPCOMING OFFICE SUPPLY

VORNADO REALTY TRUST

- Manhattan has benefited from negligible net new supply over the past 20 years
- New York City office-using jobs have grown at an average of 34,000 per year over the past 8 years
- Average job growth of 15,120 per year will absorb the new supply

	SF in Millions
Under Development (2018-2022)	21.4
Less: Pre-Leased to Date	10.0
Available to be Leased	11.4
Future vacancy in Midtown due to relocations to new construction	7.5
Total Required New Leasing	**18.9**

Years to Complete	5
Estimated SF Per Person	250
Average Annual Job Growth Required to Absorb	**15,120**

Manhattan Office Inventory



425
400
375
350
Million Square Feet
389
392
392
379
387
389
391
390
389
391
395
393
393
393
393
395
397
395
397
399
402
410
413
415
420
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Source: Cushman & Wakefield

NYC Office-Using Job Growth



50.0
40.0
30.0
20.0
10.0
0.0
Thousands of Persons
33.8
30.3
32.9
30.6
44.6
42.2
27.5
30.3
17.0
2010
2011
2012
2013
2014
2015
2016
2017
2018E

Source: Cushman & Wakefield

CONSISTENT NYC TOURISM GROWTH SUPPORTS RETAIL SALES

VORNADO
REALTY TRUST



International
Domestic
TOTAL CAGR: 3.4%
Millions of Tourists
70
60
50
40
30
20
10
0
1998 33.1 6 27.1
1999 36.4 6.6 29.8
2000 36.2 6.8 29.4
2001 35.2 5.7 29.5
2002 35.3 5.1 30.2
2003 37.8 4.8 33
2004 39.9 6.1 33.8
2005 42.6 6.8 35.8
2006 43.8 7.3 36.5
2007 46.0 8.9 37.1
2008 47.1 9.5 37.6
2009 45.8 8.8 37.0
2010 48.8 9.8 39.0
2011 50.9 10.6 40.3
2012 52.7 10.9 41.8
2013 54.4 11.5 42.9
2014 56.5 12.0 44.5
2015 58.5 12.3 46.2
2016 60.5 12.7 47.8
2017 62.8 13.1 49.7
2018E 65.1 13.7 51.4

Source: NYC +Co

CATALYSTS FOR SHAREHOLDER VALUE CREATION

VORNADO REALTY TRUST

- Trading at a significant discount to NAV
- Only significant way to invest in fast growing West Side of Manhattan
- Growth from creative-class new developments (895,000 SF at share)
  - 61 Ninth Avenue
  - 512 West 22nd Street
  - Farley Office Building
  - 260 Eleventh Avenue
  - 606 Broadway
- Penn Plaza Redevelopment – over 9 million SF existing portfolio with significant NOI upside and value creation
  - 6.6 million SF of office with average in-place rents of $63 PSF
  - PENN1 redevelopment to commence 4Q18
  - PENN2 redevelopment (1.8 million rentable SF)
  - Hotel Pennsylvania (2.8 million rentable SF of development)
  - Other development sites
- Internal growth over time from highly sought-after existing assets
- Fortress balance sheet with substantial cash and available liquidity (~$4 billion) to take advantage of market opportunities
  - Sale of $1 billion of non-core assets and sellout of 220 Central Park South luxury condominiums will generate significant additional dry powder
  - Closing of units in 220 Central Park South will begin 4Q2018
- Attractive common dividend yield of 3.4% - highest among peers

For each $1 Billion invested at an assumed incremental return of 4% above cash yield

- Earnings increase by $40MM
- FFO per share increases by $0.20
- FFO Multiple decreases by 1.0x
- Dividends per share increase by $0.20

COMPONENTS OF NET ASSET VALUE (AT SHARE)

VORNADO REALTY TRUST

(unaudited and in millions, except square feet and per share amounts)

	Trailing Twelve Months Ended June 30, 2018			As of December 31, 2017	
	NOI - cash basis	Less: BMS	Pro-forma NOI - cash basis	Cap Rate[1]	Value[1]
New York - Office	$ 707	$ (26)	$ 681	4.50%	$ 15,133
New York - Retail	324	—	324	4.25%	7,624
New York - Residential	22	—	22	3.50%	629
theMART	105	—	105	5.00%	2,100
555 California Street	49	—	49[2]	N/A	1,260
	$ 1,207	$ (26)	$ 1,181		26,746
Less: Market management fee (28,469,000 square feet in service at share at $0.50 per square foot) at a 4.50% cap rate					317
					$ 26,429
Other Asset Values (as of June 30, 2018 except where indicated):					
Cash, restricted cash and marketable securities					$ 1,378
Incremental value from 220 CPS					894
ALX - 1,654,068 shares at $345.07 per share (as of September 21, 2018)					571
Hotel Pennsylvania					500
BMS (2018 NOI of $26 at a 7.0x multiple)					182
UE - 5,717,184 shares at $22.17 per share (as of September 21, 2018)					127
Real estate fund investments (VNO's share at fair value)					108
PEI - 6,250,000 shares at $9.55 per share (as of September 21, 2018)					60
Other assets					977
Other construction in progress (at 110% of book value)					151
					$ 4,948
Liabilities (see following page)					$ 11,375
NAV					$ 20,002
NAV per share (203.6 million common shares outstanding on an OP basis as of June 30, 2018)					$ 98[3]

See notes on following page

COMPONENTS OF NET ASSET VALUE (AT SHARE)

VORNADO REALTY TRUST

(unaudited and in millions)

	Liabilities		
	Q2 2018	Adjustments	Net
Consolidated contractual mortgage notes payable, net of noncontrolling interests' share	$ 7,561	$ (950)[3]	$ 6,611
Non-consolidated real estate debt	2,925[4]	(701)[5]	2,224
Corporate unsecured debt	850	—	850
Revolver/term loan	830	(750)[3]	80
Other liabilities	685	—	685
Perpetual preferred (at redemption value)	925	—	925
Total Liabilities	13,776	$ (2,401)	$ 11,375

1. Capitalization Rate ("Cap Rate") means the rate applied to pro forma cash basis NOI to determine the fair value of our properties. The Cap Rates reflected in this presentation are based on management's estimates, which are inherently uncertain. These Cap Rates will be updated at year end in accordance with our policy. Other asset values are also estimates made by management, which are inherently uncertain. There can be no assurance that management's estimates accurately reflect the fair value of our assets, and actual value may differ materially.
2. Excludes incremental NOI from the lease-up of 345 Montgomery Street.
3. Debt related to 220 Central Park South.
4. Excludes our share of debt of ALX, UE, and PEI as they are presented on an equity basis in other asset values.
5. Debt related to 666 Fifth Avenue Office Condominium which was sold on August 3, 2018.

IMPLIED VALUE OF VNO'S NYC OFFICE PORTFOLIO AT SUBSTANTIAL DISCOUNT TO PRIVATE MARKET SALES

VORNADO REALTY TRUST

      

	425 LEXINGTON AVENUE	1745 BROADWAY	222 E 41ST STREET	5 BRYANT PARK	600 LEXINGTON AVENUE	350 W 50TH STREET	245 PARK AVENUE
Closing Date	Pending	5/2018	4/2018	3/2018	1/2018	9/2017	5/2017
Sale Price ($)	705,000,000	595,800,000	332,500,000	640,000,000	305,000,000	1,725,000,000	2,210,000,000
Price PSF ($)	940	936	860	962	1,005	839	1,364
Cap Rate	4.5%	3.8%	4.0%	4.0%	4.3%	5.0%	4.9%

      

	224 TWELFTH AVENUE	540 W 26TH STREET	10 HUDSON YARDS	430 W 15TH STREET	330 HUDSON STREET	245-249 W 17TH STREET	218 W 18TH STREET
Closing Date	Pending	7/2018	5/2018	4/2018	1/2018	10/2017	10/2017
Sale Price ($)	900,000,000	260,000,000	2,180,000,000	159,000,000	385,000,000	339,400,000	174,700,000
Price PSF ($)	853	1,576	1,202	1,563	826	1,207	1,055
Cap Rate	1.9%	5.1%	4.5%	4.8%	4.7%	4.9%	4.4%

Weighted Average Price per Square Foot of $1,043 and Cap Rate of 4.4%

At Vornado's stock price of $75.05 (9/21/18), our NYC Office implied Price per Square Foot is $603 and Cap Rate of 6.4%.[1]

1. Based on NOI and Cap Rates for other holdings per 12/31/2017 NAV Analysis

FORTRESS BALANCE SHEET[(1)]

VORNADO REALTY TRUST

(Amounts in millions)

AT 6/30/18 - PRO-FORMA FOR 8/03/18 SALE OF 666 FIFTH OFFICE CONDOMINIUM		
Secured debt	$	8,164
Unsecured debt		1,680
Pro rata share of non-consolidated debt (excluding Toys R Us)		2,803
Less: noncontrolling interests' share of consolidated debt		(604)
Total debt		**12,043**
220 CPS (mortgage + term loan)		(1,700)
Projected cash proceeds from 220 Central Park South in excess of the $1,700 debt repaid		(892)
Cash, restricted cash and marketable securities		(1,378)
Net Debt	**$**	**8,073**
TTM EBITDA, as adjusted[(1)]	**$**	**1,285**
Net Debt/EBITDA, as adjusted		**6.3x**

- Investment grade — Baa2/BBB
- $2.4 BN in revolver capacity
- $1.4 BN in cash
- Weighted average debt maturity — 4.2 years
- ~$11 BN of unencumbered assets

1. See page 37 for non-GAAP reconciliation

VORNADO LEADER AMONG BEST-IN-CLASS REITS

VORNADO
REALTY TRUST

Vornado has delivered superior same-store NOI - cash basis growth relative to blue chip peers on both a 5-year and 10-year basis

5-Year Same-Store NOI - cash basis CAGR (2012-2017)


7.3%
3.8%
3.2%
3.2%
6.5%
6.5%
4.5%
4.3%
4.2%
3.2%
3.9%
4.3%
VNO
SLG
BXP
DEI
KRC
PSA
EQR
AVB
SPG
VTR
FRT
PLD

10-Year Same-Store NOI - cash basis CAGR (2007-2017)


5.6%
3.2%
2.3%
2.4%
2.7%
4.6%
3.6%
3.0%
3.3%
3.0%
2.7%
1.9%
VNO
SLG
BXP
DEI
KRC
PSA
EQR
AVB
SPG
VTR
FRT
PLD

Source: Green Street Advisors

LEADER IN REPOSITIONING AND MODERNIZING PROPERTIES
SELECT CASE STUDIES

VORNADO REALTY TRUST

(Amounts in thousands)









	1290 AVENUE OF THE AMERICAS 2,113,000 SF	770 BROADWAY 1,183,000 SF	330 WEST 34TH STREET 709,000 SF	7 WEST 34TH STREET 479,000 SF
Incremental Stabilized Cash NOI	$ 38,500	$ 37,300	$ 21,200	$ 15,700
Capital Cost (Including TI/LC)	221,300	240,000	142,700	77,200
Yield	**17.4%**	**15.5%**	**14.9%**	**20.3%**
Value Created[1]	**$ 444,000[2]**	**$ 588,900**	**$ 328,400**	**$ 271,700[3]**
Value Created Per Share	**$ 2.18**	**$ 2.90**	**$ 1.62**	**$ 1.34**

1. Incremental NOI valued at 4.5% cap rate, less capital cost (including TI/LC)
2. Shown at 70% share
3. Shown at 100% share; Vornado monetized 47% of the value creation through sale of a partial interest

VORNADO'S OFFICE ASSETS LOCATED AT THE EPICENTER OF GROWTH

VORNADO
REALTY TRUST


NEW YORK
MANHATTAN WEST
HUDSON YARDS
PENN PLAZA
WEST SIDE
CHICAGO
RIVER NORTH
SAN FRANCISCO
FINANCIAL DISTRICT

SELECT NEW YORK CITY OFFICE PROPERTIES

VORNADO REALTY TRUST

PLAZA DISTRICT


888 SEVENTH AVENUE


650 MADISON AVENUE


595 MADISON AVENUE


640 FIFTH AVENUE


689 FIFTH AVENUE

GRAND CENTRAL


330 MADISON AVENUE


90 PARK AVENUE

PENN PLAZA DISTRICT


7 WEST 34TH STREET


PENN11


330 WEST 34TH STREET


PENN1/PENN2


FARLEY OFFICE BUILDING

MIDTOWN


731 LEXINGTON AVENUE


1290 AVENUE OF THE AMERICAS

MIDTOWN SOUTH


ONE PARK AVENUE


770 BROADWAY

PARK AVENUE


280 PARK AVENUE


350 PARK AVENUE

CHELSEA / MEATPACKING


61 NINTH AVENUE


512 WEST 22ND STREET


85 TENTH AVENUE

BLUE-CHIP OFFICE TENANT ROSTER

VORNADO REALTY TRUST

FINANCIAL

Bloomberg
Goldman Sachs
Bank of America
Capital One
UBS
NEUBERGER BERMAN
HSBC
M&T Bank
TPG
GLENCORE
pwc
Morgan Stanley
AB
WELLS FARGO
GUGGENHEIM
DODGE & COX FUNDS
FRANKLIN TEMPLETON INVESTMENTS
Castle Harlan, Inc.
INVESTCORP
McKinsey&Company
MFA FINANCIAL
FACTSET
KKR
Fidelity INVESTMENTS
PJT
American Century Investments
PJT Partners
GIC
THOMSON REUTERS

TAMI

IPG
amazon
Deutsch
facebook
razorfish
Google
yelp
Microsoft
MSG
T-Mobile
AMC NETWORKS
cisco
EMC²
Oath:
The McGraw-Hill Companies
PayPal
MOTOROLA
YAMAHA
SIEMENS
hachette BOOK GROUP
1871
Information Builders

HEALTHCARE / INSURANCE

AXA
NEW YORK UNIVERSITY
COLUMBIA UNIVERSITY
aetna
Allscripts
Allstate
UnitedHealthcare
Memorial Sloan Kettering Cancer Center
BlueCross BlueShield
Allergan

REAL ESTATE

JLL
CUSHMAN & WAKEFIELD
COHEN & STEERS
PARSONS BRINCKERHOFF
HomeAdvisor
RAMSA
STRUCTURETONE

LEGAL

KIRKLAND & ELLIS LLP
ALSTON + BIRD LLP
FOLEY
FOLEY & LARDNER LLP
BRYAN CAVE
JONES DAY
Fenwick
FENWICK & WEST LLP
SIDLEY

OTHER

macy's
RALPH LAUREN
CONAGRA BRANDS
AMA American Management Association
Kellogg's
MoëtHennessy
OpenJar STUDIOS

SELECT NEW YORK CITY STREET RETAIL PROPERTIES

VORNADO
REALTY TRUST


828-850 MADISON AVENUE


595 MADISON AVENUE


650 MADISON AVENUE


677 MADISON AVENUE


4 UNION SQUARE


666 FIFTH AVENUE


689 FIFTH AVENUE


1535 & 1540 BROADWAY


640 FIFTH AVENUE


510 FIFTH AVENUE


655 FIFTH AVENUE


697 FIFTH AVENUE


478-486 BROADWAY


435 SEVENTH AVENUE

CONCENTRATION IN THE KEY HIGH STREET RETAIL SUBMARKETS IN MANHATTAN

VORNADO REALTY TRUST

Upper Fifth Avenue
Own 23% of Frontage[1]


FIFTH AVENUE

Times Square
Own Both Sides of the Bowtie



1540 BROADWAY

1535 BROADWAY

1. Excludes churches, clubs and retail owned by users

BLUE-CHIP RETAIL TENANT ROSTER

HARRY WINSTON | dyson | SEPHORA | Cartier | CELINE | Christofle

THE NORTH FACE | EQUINOX | TOPSHOP | BLANCPAIN | Levi's | TOD'S

sunglass hut | Salvatore Ferragamo | Disney | Berluti | COACH

STARBUCKS RESERVE | STARBUCKS | VICTORIA'S SECRET | amazon | J.CREW

H&M | INVICTA | WHOLE FOODS MARKET | FOREVER 21 | Chloé | Massimo Dutti | MAC

HOLLISTER | Nike | Madewell | MONCLER | UNIQLO | TISSOT

T-Mobile | swatch | sandro | john varvatos | Breguet

STREET RETAIL PORTFOLIO
UPPER FIFTH & TIMES SQUARE BUTTONED UP FOR TERM

VORNADO REALTY TRUST

Over 50% of Vornado street retail NOI - cash basis comes from Upper Fifth Avenue and Times Square. Both are locked up for term with high quality tenants

UPPER FIFTH AVENUE

Tenant	Year of Expiration
Zara	2019
MAC Cosmetics	2024
Hollister	2024
Uniqlo	2026
Tissot	2026
Dyson	2027
Ferragamo	2028
Swatch	2031[1]
Harry Winston	2031
Victoria's Secret	2032

TIMES SQUARE

Tenant	Year of Expiration
US Polo	2023
Sunglass Hut	2023
Planet Hollywood	2023
MAC Cosmetics	2025
T-Mobile	2025
Disney	2026
Invicta	2028
Sephora	2029
Swatch	2030
Levi's	2030[2]
Forever 21	2031
Nederlander Theater	2050

New York Retail Expirations by Revenue as of 6/30/2018
Weighted Average Lease Term: 8.0 Years


Millions of Dollars
$160
$140
$120
$100
$80
$60
$40
$20
-
9%
3%
2%
2%
10%
17%
4%
10%
5%
4%
34%
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
Thereafter

1. Tenant has the right to cancel in 2023
2. Tenant has the right to cancel in 2024

VORNADO
REALTY TRUST


theMART

theMART building (Chicago) - best example of contemporary office space outside of Silicon Valley. Transformed from a showroom building to the premier creative and tech hub in the Midwest, resulting in significant earnings growth and value creation

- **3,675,000 SF - 99.3% Occupancy at 6/30/2018**
- Located in River North, the hottest submarket in Chicago
- Between 2011 and 2Q18, converted over 950,000 SF in the building from showroom/trade show space to creative office space
- 3.1 million SF of total space leased since 2012
- 6/30/2018 TTM Cash NOI (non-GAAP)[1] of $103.6 million versus 2011 Cash NOI (non-GAAP)[1] of $54.3 million
- In-place escalated rents average $42.80 PSF as of 6/30/2018 (office $38.07, retail $50.03 and showroom $48.70)
- In conjunction with the City of Chicago, theMART will debut *Art on theMART* on September 29, 2018. This curated series of digital artworks will project the work of renowned artists across 2.5 acres of theMART's exterior river-façade, creating the largest permanent digital art projection in the world.

Major Tenants:

- Motorola Mobility (guaranteed by Google)
- ConAgra Foods Inc.
- 1871
- Kellogg's
- Allscripts Healthcare
- Yelp Inc.
- Paypal, Inc.
- Razorfish
- Allstate Insurance
- Caterpillar Inc.
- Steelcase
- Herman Miller

1. See page 39 for non-GAAP reconciliation

555 CALIFORNIA STREET

VORNADO REALTY TRUST








555 California Street - the franchise office building in San Francisco and arguably the most iconic building on the west coast - further NOI growth expected from redeveloped concourse and 315/345 Montgomery

- **1,805,000 SF - 97.3% Occupancy at 6/30/2018 at 100% share**
- 1.6 million SF of office space leased since 2012
- 6/30/2018 TTM Cash NOI (non-GAAP)[1] of $53.7 million at share (which does not include Cash NOI from approximately 110,000 SF of vacancy and space under redevelopment) versus 2012 Cash NOI (non-GAAP)[1] of $38.2 million at share
- In place escalated rents average $74.64 PSF as of 6/30/2018

Major Tenants:

- Bank of America
- Dodge & Cox
- Fenwick & West LLP
- Microsoft
- Jones Day
- Goldman Sachs
- Kirkland & Ellis LLP
- Morgan Stanley
- UBS
- Wells Fargo
- KKR
- McKinsey & Company Inc.

1. See page 39 for non-GAAP reconciliation











VORNADO
REALTY TRUST

GROWTH FROM DEVELOPMENT

WELL-POSITIONED WITH EXISTING ASSETS AND NEW DEVELOPMENTS CONCENTRATED IN THE FAST GROWING WEST SIDE

VORNADO
REALTY TRUST



61 Ninth Avenue (45.1%)

170,000 SF
Delivered



512 West 22nd Street (55.05%)

174,000 SF
Oct. 2018



606 Broadway (50.0%)

34,000 SF
4Q 2018



260 Eleventh Avenue

340,000 SF
TBD



The Farley Building (50.1%)

850,000 SF
3Q 2020



PENN1

2,535,000 SF
4Q 2020



PENN2

1,800,000 SF
TBD


280 PARK
608 FIFTH AVENUE
510 FIFTH
330 MADISON
PENN 1
100 WEST 33RD
330 WEST 34TH
THE FARLEY BUILDING
PENN 15 / HOTEL PENN
PENN 2
PENN 11
260 ELEVENTH AVENUE
512 WEST 22ND STREET
85 TENTH AVENUE
61 NINTH AVENUE
4 UNION SQUARE SOUTH
770 BROADWAY
606 BROADWAY

As of 6/30/2018; square footage ("SF") shown at 100% share

THE PENN DISTRICT | AN UNPRECEDENTED OPPORTUNITY

VORNADO
REALTY TRUST


HUDSON YARDS
MANHATTAN WEST
PENN PLAZA

PENN PLAZA | AN UNPRECEDENTED OPPORTUNITY

VORNADO
REALTY TRUST


MACY'S
7 WEST 34TH ST
330 WEST 34TH ST
PENN1
EMPIRE STATE BUILDING
PLAZA33
FARLEY
MOYNIHAN TRAIN HALL
MADISON SQUARE GARDEN
PENN2
PENN15 / HOTEL PENN
100 WEST 33RD ST MANHATTAN MALL
PENN11
FARLEY PARK
AMTRAK
NJ TRANSIT
Long Island Rail Road
PENN STATION BELOW
PATH
Vornado Owned Properties
Penn Station

Unique Value Creation Opportunity

- Existing office leasable space of 6.6MM SF with average in-place rents of $63 PSF[1]
- Hudson Yards to the west asking rents range from $85-130 PSF[1]
- Transformation of the neighborhood will also substantially enhance the value of Vornado's Penn Plaza retail holdings

1. As of 6/30/18

PENN PLAZA | BEST POSITIONED FROM TRANSIT STANDPOINT

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REALTY TRUST



650,000
RIDERS PER DAY
366,000
RIDERS PER DAY
BRYANT PARK
W. 40th St
A
C
E
1
2
3
N
Q
R
B
D
F
M
4
5
6
7
New York City Subway
AMTRAK
Long Island Rail Road
MACY'S
W. 34th St
7 WEST 34TH ST
330 WEST 34TH ST
PENN1
EMPIRE STATE BUILDING
AMTRAK
LIRR
MADISON SQUARE GARDEN
PENN2
PENN15
100 WEST 33RD ST
HERALD SQUARE
FARLEY
MOYNIHAN TRAIN HALL
FUTURE METRO NORTH
MANHATTAN WEST
NJ TRANSIT
PENN STATION
PENN11
W. 31st St
HUDSON YARDS
High Line
NJ TRANSIT
Metro-North Railroad
ESTIMATED OPENING
2022
PATH
W. 28th St
30 minutes from Penn Station
45 minutes from Penn Station
30 minutes from Penn Station
planned rail connection
11th Ave
10th Ave
9th Ave
8th Ave
7th Ave
5th Ave
Madison
Park

CURRENT DEVELOPMENT PROJECTS[1]

VORNADO REALTY TRUST

OUR CURRENT DEVELOPMENT PIPELINE IS EXPECTED TO INCREASE CASH NOI BY ~$100MM (AT SHARE) UPON STABILIZATION

(Amounts in thousands)


PENN 1











	PENN1 2,535,000 SF	61 NINTH AVENUE 170,000 SF	512 WEST 22ND STREET 173,000 SF	606 BROADWAY 34,000 SF	345 MONTGOMERY STREET 78,000 SF	THE FARLEY BUILDING 850,000 SF	TOTAL CURRENT PROJECTS 3,826,000 SF
Full Quarter Stabilized Operations	N/A	Q2 2019	Q1 2020	Q2 2020	Q3 2020	Q2 2022	
VNO Share	100.0%	45.1%	55.0%	50.0%	70.0%	50.1%	
Development Budget (at Share)[2]							
Amount Expended	$ 3,939	$ 55,134	$ 47,719	$ 20,866	$ 6,399	$ 42,503	**$ 176,560**
Remaining	$ 196,061	$ 13,866	$ 24,281	$ 9,134	$ 25,601	$ 357,497	**$ 626,440**
Total Incremental Budget	$ 200,000	$ 69,000	$ 72,000	$ 30,000	$ 32,000	$ 400,000	**$ 803,000**

1. Square footages shown at 100%; costs shown at share
2. Excludes land and acquisition costs

FUTURE DEVELOPMENT PIPELINE

VORNADO REALTY TRUST

FUTURE REDEVELOPMENT OPPORTUNITIES PROVIDE BUILT-IN SOURCE OF ADDITIONAL GROWTH



HOTEL PENNSYLVANIA
2,800,000 SF



PENN2
1,800,000 SF



260 ELEVENTH AVENUE
340,000 SF

Note: Shown at estimated rentable SF, subject to change

FARLEY OFFICE BUILDING DEVELOPMENT
BEGINNING THE TRANSFORMATION OF PENN PLAZA

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REALTY TRUST

- A 50/50 joint venture between Vornado and the Related Companies recently commenced the conversion of the Farley Post Office in Penn Plaza into the new Farley Office Building and Train Hall
- Total budget of $515 million at share
- The joint venture will develop 730,000 SF of unique creative office space and 120,000 SF of train hall retail
- Expected delivery 3Q 2020


SKYLIGHT SURROUNDED BY FARLEY OFFICE SPACE


70,000 SF OF PARK SPACE


MAIN OFFICE LOBBY DESIGN


INTERIOR CONCEPT DESIGN OF ANNEX FLOOR


FARLEY PARK - ROOF TERRACE PAVILION DESIGN


MOYNIHAN TRAIN HALL CONCOURSE

PENN1 REDEVELOPMENT

VORNADO REALTY TRUST



34TH STREET LOBBY ENTRY



34TH STREET LOBBY


Penn 1

34TH STREET LOBBY RECEPTION DESK



SECOND FLOOR LOUNGE



33RD STREET LOBBY



33RD STREET LOBBY LIBRARY

PENN1 REDEVELOPMENT - PRELIMINARY PROJECTIONS


34TH STREET LOBBY

PENN1		2.54MM SF
Development Cost	$	200MM
In-Place Office Rent	$	64 PSF
Average Market Rent After Development	$	84 PSF
Incremental Rent	$	20 PSF
Incremental NOI	$	48MM
Yield on Capital		**24%**
Value Created[1]	**$**	**867MM**
Value Created Per Share	**$**	**4.25**

Average remaining office lease term is 5.4 years

1. Incremental NOI valued at 4.5% cap rate, less development costs excluding recurring TI/LCs that would have been incurred on re-tenanting the building irrespective of this capital project

260 ELEVENTH AVENUE - DESIGNED BY RICHARD ROGERS

VORNADO REALTY TRUST







NATIONALLY RECOGNIZED, INDUSTRY-LEADING SUSTAINABILITY PROGRAM

- 5-time Energy Star Partner of the Year, Sustained Excellence recipient 2018
- 23.6 million square feet of owned and managed LEED certified buildings
- Largest landlord of LEED certified buildings in New York City with over 17.9 million SF. All new commercial developments will be, at minimum, LEED Gold certified
- NAREIT Leader in the Light award 2017, 8th year in a row
- Global Real Estate Sustainability Benchmark (GRESB) "Green Star" since 2013; sector leader for North America's diversified category 2017
- 20% reduction in same-store greenhouse gas emission since 2009

VORNADO SUSTAINABILITY

ENERGY STAR AWARD 2018 PARTNER OF THE YEAR Sustained Excellence

GRESB Sector Leader 2017

NAREIT 2017 Leader In The Light

BMS GREEN CLEAN℠

EIP ENERGY INFORMATION PORTAL

fitwel


HAPPY NEW





VORNADO
REALTY TRUST

APPENDIX

NON-GAAP FINANCIAL MEASURES

This investor presentation contains certain non-GAAP financial measures, including net operating income ("NOI") and earnings before interest, taxes, depreciation and amortization ("EBITDA").

NOI represents total revenues less operating expenses. We consider NOI to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our properties and segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI should not be considered a substitute for net income. NOI may not be comparable to similarly titled measures employed by other companies. We calculate NOI on an Operating Partnership basis which is before allocation to the noncontrolling interest of Vornado Realty L.P. (the "Operating Partnership").

EBITDA represents earnings before interest, taxes, depreciation and amortization. EBITDA is essentially NOI less general and administrative expenses. We use EBITDA as a secondary non-GAAP measure primarily in the context of a net debt to EBITDA ratio. We calculate EBITDA on an Operating Partnership basis which is before allocation to the noncontrolling interest of Vornado Realty L.P. (the "Operating Partnership").

A reconciliation of NOI and EBITDA to net income, the most directly comparable GAAP measure, is provided on the following pages.

These non-GAAP financial measures are used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because they exclude the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. These metrics do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund obligations and should not be considered as an alternative to net income as performance measures or cash flow as liquidity measures. These non-GAAP metrics may not be comparable to similarly titled measures employed by other companies.

(Amounts in millions)

Reconciliation of net income to NOI at share - cash basis for the trailing twelve months ended June 30, 2018

	For The TTM Ended June 30, 2018
Net income	$ 148
Deduct:	
Loss from partially owned entities	33
Loss from real estate fund investments	39
Interest and other investment income, net	(22)
Net gains on disposition of wholly owned and partially owned assets	(24)
Loss from discontinued operations	47
NOI attributable to noncontrolling interests in consolicated subsidiaries	(67)
Add:	
Depreciation and amortization expense	440
General and administrative expense	146
Acquisition and transaction related costs	15
Our share of NOI from partially owned entities	270
Interest and debt expense	354
Income tax expense	43
NOI at share	1,422
Non cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(75)
NOI at share - cash basis	$ 1,347

NOI at share - cash basis by segment:

	For The TTM Ended June 30, 2018
New York:	
Office (includes $26MM of BMS NOI)	$ 707
Retail	324
Residential	22
Alexander's	49
Hotel Pennsylvania	13
	1,115
Other:	
theMART (including trade shows)	105
555 California Street	49
Other investments	78
	232
NOI at share - cash basis	$ 1,347

(Amounts in millions)

Reconciliation of net income attributable to the Operating Partnership to EBITDA and EBITDA, as adjusted for the trailing twelve months ended June 30, 2018

	For The TTM Ended June 30, 2018
Net income attributable to the Operating Partnership	$ 171
Interest and debt expense	463
Depreciation and amortization	533
Income tax expense	44
EBITDA	1,211
Adjustments, net [1]	74
EBITDA, as adjusted	$ 1,285

1. Includes income from our former Washington, DC segment, sold properties, our Real Estate Fund, gains on sale of real estate, impairment losses and other adjustments

(Amounts in millions)

Reconciliation of theMART net income to EBITDA, NOI - cash basis and NOI - cash basis adding back free rent for the year ended December 31, 2011 and for the trailing twelve months ended June 30, 2018

	For the Trailing Twelve Months Ended June 30, 2018	For the year ended December 31, 2011
Net income (loss)	$ 36.0	$ (4.5)
Interest and debt expense	18.7	31.2
Depreciation and amortization	39.5	21.6
Income tax expense	—	—
EBITDA	94.2	48.3
Non-cash adjustments and other	(0.7)	3.1
NOI - cash basis	93.5	51.4
Adding back free rent	10.1	2.9
NOI - cash basis adding back free rent	$ 103.6	$ 54.3

Reconciliation of 555 California Street net income to EBITDA, NOI - cash basis and NOI - cash basis adding back free rent for the year ended December 31, 2012 and for the trailing twelve months ended June 30, 2018

	For the Trailing Twelve Months Ended June 30, 2018 at share	For the year ended December 31, 2012 at share
Net income (loss)	$ 6.9	$ (4.6)
Interest and debt expense	18.6	22.0
Depreciation and amortization	25.5	28.5
Income tax expense	0.2	0.3
EBITDA	51.2	46.2
Non-cash adjustments and other	(1.8)	(9.1)
NOI - cash basis	49.4	37.1
Adding back free rent	4.3	1.1
NOI - cash basis adding back free rent	$ 53.7	$ 38.2











VORNADO
REALTY TRUST

SEPTEMBER 2018